SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 27, 1998



                            Foamex International Inc.
                                   Foamex L.P.
                           Foamex Capital Corporation

             (Exact Name of Registrant as specified in its Charter)



         Delaware                    0-22624                    05-0473908
         Delaware                    1-11432                    05-0475617
         Delaware                    1-11436                    22-3182164
(State or other jurisdiction   (Commission File No.)          (I.R.S. Employer
of corporation)                                             Identification No.)


1000 Columbia Avenue
Linwood, PA                                            19061
(Address of Principal                                (Zip Code)
Executive Offices)


               Registrant's telephone number, including area code:
                                 (610) 859-3000


                                       N/A
          (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

       On February 27, 1998, Foamex International Inc. ("Foamex International") and certain of its affiliates engaged in a series of transactions (collectively, the "Transaction") designed to simplify the Company's corporate structure and to provide future operational flexibility.

       Prior to consummation of the Transaction, Foamex L.P., an indirect subsidiary of the Company ("Foamex"), and Foamex's wholly-owned subsidiary, General Felt Industries, Inc. ("GFI"), entered into a Supply Agreement and an Administrative Services Agreement. In addition, Foamex settled its outstanding indebtedness to GFI with a $4.8 million in cash and a $34.0 million two year promissory note (the "Foamex/GFI Note").

       As part of the Transaction, Foamex Fibers, Inc., a wholly-owned subsidiary of GFI, was merged with and into GFI, and Foamex LLC, a wholly-owned subsidiary of Foamex, was merged with and into Foamex. In addition, FMXI, Inc. and Crain Industries, Inc., both wholly-owned subsidiaries of the Company and general partners in Foamex, were merged.

       Pursuant to a Transfer Agreement, dated as of February 27, 1998, by and between Foamex and Trace Foam LLC ("Trace LLC"), Foamex transferred (the "Transfer") to Trace LLC all of the outstanding common stock of GFI, in exchange for (i) the assumption by Trace LLC of $129.0 million of Foamex's indebtedness, and (ii) the transfer by Trace LLC to Foamex of a 1% non-managing general partnership interest in Foamex. The amount of consideration was arrived at based on an independent, third party appraisal of GFI. As a result of the Transfer, GFI ceased being a subsidiary of Foamex, and was released from all obligations under Foamex's Senior Subordinated Notes.

       Upon consummation of the Transfer, pursuant to an Asset Purchase Agreement, dated as of February 27, 1998, by and among Foamex Carpet Cushion, Inc., a wholly-owned subsidiary of the Company ("Foamex Carpet"), the Company, Trace LLC and GFI, GFI sold substantially all of its assets (other than its owned real estate and the Foamex/GFI Note) to Foamex Carpet in exchange for (i) $20.0 million in cash and (ii) a promissory note issued by Foamex Carpet in favor of Trace LLC in the amount of $70.2 million (the "New GFI Note"). Upon consummation of the transactions contemplated by the Asset Purchase Agreement, Foamex Carpet entered into a Credit Agreement with the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents, which provides for up to $20.0 million in revolving credit borrowings.

       The cash portion of the considerations was borrowed by Foamex under its credit agreement, dated as of June 12, 1997, as amended and restated as of February 27, 1998, by and among Foamex, FMXI, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents, which cash portion was then distributed by Foamex to the Company and then contributed by the Company to Foamex Carpet. The amount of consideration was arrived at based on an independent, third party appraisal of GFI.

       The acquired assets constitute equipment and other physical property used by GFI in the carpet cushion business. Foamex Carpet intends to continue such use.

       Trace International Holdings, Inc. indirectly owns approximately 46.0% of the common stock of the Company and 100% of the equity interests in Trace LLC;
therefore, the Company, Foamex, GFI, Trace LLC and Foamex Carpet are all affiliated entities. Marshall S. Cogen, Philip N. Smith, Jr., Robers H. Nelson and Tambra S. King are each officers of the Company, GFI and Trace LLC, while Mr. Smith, Mr. Nelson and Ms. King are also officers of Foamex Carpet. Mr. Cogan is a director of the Company, GFI and Foamex Carpet, and Mr. Cogan and Mr. Smith are each members of the Board of Managers of Trace LLC.

ITEM 7.  Financial Statements and Exhibits

a)     Financial Statements of Business Acquired

       Not applicable.

b)     Pro Forma Financial Information

       The Transaction was accounted for in a manner similar to a pooling of interests since the entities are under common control. Accordingly, the consolidated financial statements have been restated to exclude the operations of GFI and Foamex Fibers, Inc. The following consolidated statements of operations and consolidated balance sheets of Foamex reflect the restated financial statements.

       The historical investment in GFI of approximately $103.1 million and $97.0 million, respectively, has been eliminated from partners' equity (deficit). The pro forma impact on the restated financial statements for the assumption of the $129.0 million of indebtedness, the distribution to Foamex International and related expenses and fees would increase restated partners equity (deficit) by approximately $93.0 million. The Transaction has been accounted for and disclosed in Foamex's Form 10-Q for the period ended March 29, 1998.

       The Transaction did not have significant impact on the consolidated financial statements of Foamex International, therefore pro forma financial statements are not included in this Form 8-K/A. Also, the Transaction has been accounted for and disclosed in Foamex International's Form 10-Q for the period ended March 29, 1998.

                          FOAMEX L.P. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                  (unaudited)

                                                                             December 28,          December 29,
                                                                                1997                  1996
ASSETS                                                                                 (thousands)
CURRENT ASSETS:
   Cash and cash equivalents                                                $    8,982             $  20,632
   Accounts receivable, net                                                    138,571                80,874
   Inventories                                                                 112,094                75,906
   Due from related parties                                                     12,823                19,447
   Other current assets                                                         32,519                30,150
                                                                            ----------            ----------
     Total current assets                                                      304,989               227,009

PROPERTY, PLANT AND EQUIPMENT, NET                                             205,705               150,679

COST IN EXCESS OF ASSETS ACQUIRED, NET                                         184,523                33,417

DEBT ISSUANCE COSTS, NET                                                        18,889                14,902

OTHER ASSETS                                                                    21,831                22,019
                                                                             ---------             ---------

       TOTAL ASSETS                                                           $735,937              $448,026
                                                                              ========              ========

LIABILITIES AND PARTNERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
   Short-term borrowings                                                     $   6,598             $   3,692
   Current portion of long-term debt                                            12,161                13,735
   Accounts payable                                                            110,640                62,062
   Accounts payable to related parties                                          11,662                 8,803
   Accrued interest                                                             10,655                 8,871
   Other accrued liabilities                                                    47,119                23,185
                                                                             ---------             ---------
     Total current liabilities                                                 198,835               120,348

LONG-TERM DEBT                                                                 726,649               392,617

LONG-TERM DEBT - RELATED PARTY                                                  38,800                     -

OTHER LIABILITIES                                                               31,076                19,248
                                                                             ---------             ---------

     Total liabilities                                                         995,360               532,213
                                                                              --------              --------

COMMITMENTS AND CONTINGENCIES                                                        -                     -
                                                                             ---------             ---------

PARTNERS' EQUITY (DEFICIT)
   General partners                                                           (122,304)                  632
   Limited partners                                                                  -                57,654
   Investment in General Felt                                                 (103,121)              (97,019)
   Notes and advance receivable from partner                                   (16,118)              (35,180)
   Other                                                                       (17,880)              (10,274)
                                                                             ---------             ---------

     Total partners' equity (deficit)                                         (259,423)              (84,187)
                                                                              --------             ---------

TOTAL LIABILITIES AND PARTNERS' EQUITY (DEFICIT)                              $735,937              $448,026
                                                                              ========              ========

                          FOAMEX L.P. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                     For the Years Ended 1997, 1996 and 1995
                                  (unaudited)

                                                                 December 28,       December 29,    December 31,
                                                                    1997               1996             1995
                                                                                    (thousands)
NET SALES                                                         $792,571           $778,651        $725,288

COST OF GOODS SOLD                                                 675,254            664,751         651,071
                                                                  --------           --------        --------

GROSS PROFIT                                                       117,317            113,900          74,217

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES                                                         47,462             37,959          41,154

RESTRUCTURING AND OTHER CHARGES (CREDITS)                           22,104               (955)         25,093
                                                                  --------           --------        --------

INCOME FROM OPERATIONS                                              47,751             76,896           7,970

INTEREST AND DEBT ISSUANCE EXPENSE                                  44,895             42,504          43,386

OTHER INCOME (EXPENSE), NET                                          2,283              2,162            (257)
                                                                  --------           --------        --------

INCOME (LOSS) FROM CONTINUING OPERATIONS
   BEFORE PROVISION FOR INCOME TAXES                                 5,139             36,554         (35,673)

PROVISION (BENEFIT) FOR INCOME TAXES                                   (24)             1,358             443
                                                                  --------           --------        --------

INCOME (LOSS) FROM CONTINUING OPERATIONS                             5,163             35,196         (36,116)
                                                                  --------           --------        --------

DISCONTINUED OPERATIONS:

LOSS FROM DISCONTINUED OPERATIONS,
   NET OF INCOME TAXES                                                   -               (230)         (5,117)

LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS,
   INCLUDING PROVISION FOR OPERATING LOSSES
   DURING THE PHASE-OUT PERIOD, NET OF
   INCOME TAXES                                                          -            (41,820)              -
                                                                  --------           --------        --------

LOSS FROM DISCONTINUED OPERATIONS,
   NET OF INCOME TAXES                                                   -            (42,050)         (5,117)
                                                                  --------           --------        --------

INCOME (LOSS) BEFORE EXTRAORDINARY
   LOSS                                                              5,163             (6,854)        (41,233)

EXTRAORDINARY LOSS ON EARLY
   EXTINGUISHMENT OF DEBT                                          (48,559)            (1,912)              -
                                                                  --------           --------        --------

NET INCOME (LOSS)                                                 $(43,396)         $  (8,766)       $(41,233)
                                                                  ========          =========        ========

c)      Exhibits

        None.

                                   SIGNATURES


       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FOAMEX INTERNATIONAL INC.



Date:  May 12, 1998                        By: /s/ Kenneth R. Fuette
                                           Name: Kenneth R. Fuette
                                           Title: Executive Vice President,
                                                  Chief Financial Officer and
                                                  Chief Administrative Officer



Date:  May 12, 1998                        FOAMEX L.P.
                                           By: FMXI, Inc.
                                               Managing General Partner



                                           By: /s/ Kenneth R. Fuette
                                           Name: Kenneth R. Fuette
                                           Title:  Executive Vice President and
                                           Chief Financial Officer



Date:  May 12, 1998                        FOAMEX CAPITAL CORPORATION



                                           By: /s/ Kenneth R. Fuette
                                           Name: Kenneth R. Fuette
                                           Title: Vice President, Treasurer, and
                                                  Chief Financial Officer